Convertible Senior Notes, Net (Details) - Schedule of interest expense related to the convertible notes $ in Thousands	9 Months Ended
Sep. 30, 2021 USD ($)
Schedule of interest expense related to the convertible notes [Abstract]
Contractual interest expense	$ 2,728
Amortization of debt discount	231
Amortization of debt issuance costs	420
Total interest expense recognized	$ 3,379